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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        SOUTHCREST FINANCIAL GROUP, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                GEORGIA                                    58-2256460
 --------------------------------------               -------------------
(State of incorporation or organization)               (I.R.S. employer
                                                      identification no.)

     600 NORTH GLYNN STREET, SUITE B
         FAYETTEVILLE, GEORGIA                               30214
---------------------------------------------         -------------------
  (Address of principal executive offices)                 (zip code)

If this form relates to the registration  If this form relates to the registration
of a class of securities pursuant         of a class of securities pursuant
to Section 12(b) of the Exchange          to Section  12(g) of the Exchange
Act and  is effective pursuant            Act and is effective pursuant
to General Instruction A.(c),             to General  Instruction A.(d),
please check  the                         please check the following box. [X]
following box. [_]

Securities  Act  registration  statement file number to which this form relates:
NOT  APPLICABLE

Securities  to  be  registered  pursuant  to  Section  12(b)  of  the  Act:


         Title of Each Class to              Name of Each Exchange on Which
            be so Registered                 Each Class is to be Registered
---------------------------------------  ---------------------------------------

NONE.                                    NONE.


Securities  to  be  registered  pursuant  to  Section  12(g)  of  the  Act:

COMMON  STOCK,  NO  PAR  VALUE  STATED.

ITEM  1.  DESCRIPTION  OF  REGISTRANT'S  SECURITIES  TO  BE  REGISTERED

     The Registrant incorporates by reference herein the description of the Registrant's Common Stock, no par value stated, appearing under the caption, "Comparative Rights of First Polk Shareholders and Upson Shareholders," in the Prospectus contained in the Registrant's Registration Statement on Form S-4 (Registration No. 333-112845).

ITEM  2.   EXHIBITS

     The  following  exhibits  are filed as part of this Registration Statement:

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

    3.1  Articles of Incorporation 1

    3.2  Amended and Restated Bylaws 1

    4.1  See Exhibits 3.1 and 3.2 for provisions of the Articles of Incorporation and Bylaws defining rights of holders of the Commo

1 Previously filed as an exhibit to the Registration Statement on Form S-4 (Registration No. 333-112845), as filed with the SEC on February 13, 2004.


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
                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.




                                               SOUTHCREST FINANCIAL GROUP, INC.



Dated:  April  29,  2005                       By: /s/ Douglas J. Hertha
                                                  -----------------------------
                                                  Douglas  J.  Hertha
                                                  Chief  Financial  Officer


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